1 Fiscal 2017 Third Quarter Results John Walsh President & CEO, UGI Kirk Oliver Chief Financial Officer, UGI Jerry Sheridan President & CEO, AmeriGas

2 About This Presentation This presentation contains certain forward-looking statements that management believes to be reasonable as of today’s date only. Actual results may differ significantly because of risks and uncertainties that are difficult to predict and many of which are beyond management’s control. You should read UGI’s Annual Report on Form 10-K for a more extensive list of factors that could affect results. Among them are adverse weather conditions, cost volatility and availability of all energy products, including propane, natural gas, electricity and fuel oil, increased customer conservation measures, the impact of pending and future legal proceedings, liability for uninsured claims and for claims in excess of insurance coverage, domestic and international political, regulatory and economic conditions in the United States and in foreign countries, including the current conflicts in the Middle East, and foreign currency exchange rate fluctuations (particularly the euro), changes in Marcellus Shale gas production, the availability, timing and success of our acquisitions, commercial initiatives and investments to grow our business, our ability to successfully integrate acquired businesses and achieve anticipated synergies, and the interruption, disruption, failure, malfunction, or breach of our information technology systems, including due to cyber- attack. UGI undertakes no obligation to release revisions to its forward-looking statements to reflect events or circumstances occurring after today. In addition, this presentation uses certain non-GAAP financial measures. Please see the appendix for reconciliations of these measures to the most comparable GAAP financial measure. UGI Corporation | Fiscal 2017 Third Quarter Results

3 Third Quarter Recap John Walsh President & CEO, UGI

4 Q3 Earnings Recap • Results in line with historical third quarter levels despite temperatures that were 12%-23% warmer than normal • Full year adjusted EPS is expected to remain at, or slightly below the low end of our guidance range of $2.30 to $2.45 FY17-Q3 FY16-Q3 FY16-Q3 FY17-Q3 FY16-Q3 International AmeriGas Midstream & Marketing Gas Utility colder warmer colder warmer colder warmer colder warmer -11.7% -7.5% -13.7% -6.1% -30.0% -10.7% -21.2% 11.9% 26.1% warmer 29.6% warmer 8.1% warmer 4.6% warmer VERSUS PRIOR YEAR FY17-Q3 3.0% -22.9% FY17-Q3 FY16-Q3 warmer colder UGI Corporation | Fiscal 2017 Third Quarter Results Adjusted Earnings Per Share is a non-GAAP measure. See Appendix for reconciliation. Because we are unable to predict certain potentially material items affecting diluted earnings per share on a GAAP basis, principally mark-to-market gains and losses on commodity derivative instruments and Finagaz integration expenses, we cannot reconcile full year 2017 adjusted diluted earnings per share, a non-GAAP measure, to diluted full year earnings per share, the most directly comparable GAAP measure, in reliance on the “unreasonable efforts” exception set forth in SEC rules. $0.23 $0.09 FY16 - Q3 FY17 - Q3 Adjusted EPS

5 Q3 Market Recap UGI Corporation | Fiscal 2017 Third Quarter Results • Filed rate case settlement with Pennsylvania Public Utility Commission • If approved, rates would increase by $11.25 million and go into effect in mid-October • Manning liquefaction facility placed into service • AmeriGas completed three acquisitions in Q3, five YTD • National Accounts and ACE volume well above prior-year levels • Closed acquisition of Preem Gas in Sweden adding over 20mm gallons

6 Third Quarter Financial Review Kirk Oliver Chief Financial Officer, UGI

7 FY16-Q3 FY17-Q3 Net income (loss) attributable to UGI Corporation (GAAP) $60.7 $ (19.0) Net (gains) losses on commodity derivative instruments1 (29.6) 19.8 Unrealized losses on foreign currency derivative instruments1 - 10.5 Loss on extinguishments of debt1 6.1 0.7 Integration expenses associated with Finagaz1 2.8 4.6 Adjusted net income attributable to UGI Corporation $40.0 $16.6 Q3 Adjusted Earnings FY16-Q3 FY17-Q3 UGI Corporation - Diluted Earnings (Loss) Per Share (GAAP) $.34 $(0.11) Net (gains) losses on commodity derivative instruments2 (0.16) 0.10 Unrealized losses on foreign currency derivative instruments - 0.06 Loss on extinguishments of debt2 0.03 0.01 Integration expenses associated with Finagaz 0.02 0.03 Adjusted diluted earnings per share3 $0.23 $0.09 1 Income taxes associated with pre-tax adjustments determined using statutory business unit tax rates 2 Includes the effects of rounding 3 Adjusted diluted earnings per share for FY 17 Q3 is based upon fully diluted shares of 177.298 million ($ millions, except per share amounts) UGI Corporation | Fiscal 2017 Third Quarter Results

8 Ad ju st ed E P S $0.00 $0.25 Q3 FY16 AmeriGas UGI International Midstream & Marketing UGI Utilities Corp & Other Q3 FY17 $0.23 $0.00 $(0.11) $(0.02) $(0.01) $0.00 $0.09 Q3 Results Recap Weather warmer than the prior year in all business segments; International year-over-year change primarily due to higher LPG costs reducing “parachute” effect Adjusted EPS is a non-GAAP measure. See appendix for reconciliation. UGI Corporation | Fiscal 2017 Third Quarter Results 1 Includes $(0.01) Corporate & Other $0.13 $0.02 $0.04 $0.02 $0.07 $0.06 Q3-FY16 Q3-FY17 $0.091 $0.231 UGI International 8.1% warmer 4.6% warmer 26.1% warmer 29.6% warmer Adjusted EPS Year-over-year change in Adj. EPS Midstream & Marketing UGI Utilities AmeriGas Legend

9 FY16-Q3 FY17-Q3 Adjusted EBITDA $64.6 Retail Margin (7.3) Wholesale and Other Total Margin 1.4 Operating and Administrative Expenses* (2.7) Other Income and Expense, net 2.4 Adjusted EBITDA $58.4 • Volume down 4% primarily due to warm weather • April, the most significant shoulder month, was 11% warmer than last year • Operating expenses increased due to a settlement with an insurance carrier partially offset by lower employee group insurance expenses Financial Results – AmeriGas FY16-Q3 FY17-Q3 colder warmer (11.7)% (7.5)% Weather versus normal 4.6% warmer than prior year Adjusted EBITDA is a non-GAAP measure. See appendix for reconciliation. ($ millions) Total margin UGI Corporation | Fiscal 2017 Third Quarter Results *Excluding impact of environmental accrual for MGP site ($7.5 million)

10 FY16-Q3 FY17-Q3 Income Before Taxes $27.7 Total Margin (42.7) Operating and Administrative Expenses 13.8 Depreciation and Amortization (3.7) Interest Expense 0.2 Other Income and Expense, net (0.5) Loss Before Taxes $(5.2) Integration Expenses 4.5 7.0 Adjusted Income Before Taxes $32.2 $1.8 • Volume down 6.7% due to weather that was 8.1% warmer than prior year • Unit margin was down from last year due to prior year uplift resulting from “parachute” effect created by rapidly declining LPG prices in France • Operating and administrative expenses decreased by $13.8 million due to synergies achieved with the Finagaz acquisition, lower maintenance & logistics expenses, and the translation effects of weaker currencies Financial Results – UGI International Weather versus normal -6.2% -7.4% 8.1% warmer than prior year ($ millions) Adjusted Income Before Taxes is a non-GAAP measure. UGI Corporation | Fiscal 2017 Third Quarter Results FY16-Q3 FY17-Q3 colder warmer (6.1)% (13.7)%

11 0.25 € 0.50 € 0.75 € 1.00 € 1.25 € 1.50 € 2012 2013 2014 2015 2016 2017 Q3 YTD U G I F ran ce € p e r G allo n Avg. Platt's Cost LPG Unit Margins €0.52 €0.63 Q3-16 Q3-17 UGI International LPG Costs and Unit Margins UGI Corporation | Fiscal 2017 Third Quarter Results Unit Margin is a non-GAAP measure. See appendix for reconciliation. Slight decrease in unit margins YTD but still above historical levels Propane costs 22% higher than prior year

12 FY16-Q3 FY17-Q3 Income Before Taxes $ 10.9 Total Margin (8.5) Operating and Administrative Expenses (0.4) Depreciation and Amortization (1.2) Interest Expense 0.1 Other Income and Expenses, net 2.4 Income Before Taxes $3.3 • Lower margin reflects lower capacity management margin and slightly lower HVAC margin which was partially offset by higher storage and peaking margin • Capacity management margin decrease due to higher fixed demand charges on increased capacity commitments and lower capacity prices • Other income & expense includes AFUDC (Allowance for Funds Used During Construction) income of $1.9 million Financial Results – Midstream & Marketing FY16-Q3 FY17-Q3 colder warmer 3.0% (22.9)% Weather versus normal 26.1% warmer than prior year ($ millions) UGI Corporation | Fiscal 2017 Third Quarter Results

13 FY16-Q3 FY17-Q3 Income Before Taxes $20.7 Total Margin (1.2) Operating and Administrative Expenses (5.9) Depreciation and Amortization (1.3) Interest Expense (1.1) Other Income and Expense, net 6.3 Income Before Taxes $17.5 Financial Results – Utilities FY16-Q3 FY17-Q3 colder warmer (21.2)% 11.9% Gas Utility weather versus normal 29.6% warmer than prior year ($ millions) • Income before taxes down only $3.2 million despite weather that was nearly 30% warmer than last year • Core customer throughput decreased 16%, however, total throughput increased ~7% due to higher large firm delivery service volume associated with a new gas-fired generation facility • Operating and administrative expenses were up primarily due to higher customer account and distribution expenses • Other income & expense includes insurance settlement of $5.8 million associated with out-of-state manufactured gas plant sites UGI Corporation | Fiscal 2017 Third Quarter Results

14 Utilities Total Margin UGI Corporation | Fiscal 2017 Third Quarter Results $80 $100 Q3 FY16 Core Market Throughput UGI Gas Rate Case Large Firm Delivery Other Q3 FY17 $94.8 $(5.8) $4.2 $1.3 $(0.9) $93.6 ($ millions) Weather impact largely offset by rate increase and large firm volume

A me riGa s Third Quarter Recap Jerry Sheridan President & CEO, AmeriGas

16 • The quarter ended 12% warmer than normal and 5% warmer than last year • April was 17% warmer than normal and 11% warmer than April of last year • Volume down 4% on 5% warmer weather • Average propane costs were 28% higher than Q3 2016 • Unit margins up $0.01 despite increased propane costs • Opex included $13 million of unusual charges. Exclusive of these, opex declined from last year. • Fiscal year end EBITDA guidance expected to remain in the range of $550 million Adjusted EBITDA is a non-GAAP measure. See appendix for reconciliation. Q3 Earnings Recap UGI Corporation | Fiscal 2017 Third Quarter Results $64.6 $58.4 FY16 - Q3 FY17 - Q3 Adjusted EBITDA ($ in millions)

17 Growth Initiatives/Other UGI Corporation | Fiscal 2017 Third Quarter Results Cylinder Exchange • Volume up versus prior year • Strong Fourth of July weekend that will contribute to Q4 results National Accounts • Increased volume versus prior year • On pace for record volume and earnings in FY 2017 Acquisitions • Completed 3 acquisitions QTD (5 YTD) Liquidity / Capitalization • Long-term debt refinancing is complete • Available revolver capacity is ~$380 million

18 Conclusion and Q&A John Walsh President & CEO, UGI

19 Clear Path to Growth • Sunbury pipeline now in service; fees commence in Q4 • Steelton LNG storage and vaporization facility under construction; scheduled to be completed in early 2018 • Awaiting FERC quorum in order for PennEast to complete remaining permits; anticipate construction beginning in 2018 MIDSTREAM & MARKETING UGI INTERNATIONAL • Preem acquisition example of bolt-on growth opportunities available • Will continue to seek opportunities to push geographic boundaries and expand gas marketing business UGI UTILITIES • Robust investment at our Gas Utility; capital expenditures to exceed $300 million this year • Will add ~14,000 new residential and heating customers • New IT system to be rolled out by September AMERIGAS • Pipeline of acquisition targets remains strong • Have added ~6 million gallons through M&A YTD • Investments in technology will continue to yield cost savings UGI Corporation | Fiscal 2017 Third Quarter Results

20 APPENDIX

21 • Management uses "adjusted net income attributable to UGI" and "adjusted diluted earnings per share," both of which are non-GAAP financial measures, when evaluating UGI's overall performance. For the periods presented, adjusted net income attributable to UGI is net income attributable to UGI Corporation after excluding net after-tax gains and losses on commodity and certain foreign currency derivative instruments not associated with current period transactions (principally comprising changes in unrealized gains and losses on derivative instruments), Finagaz integration expenses, losses associated with extinguishments of debt and the impact on net deferred tax liabilities from a change in French corporate income tax rate. Volatility in net income at UGI can occur as a result of gains and losses on commodity and certain foreign currency derivative instruments not associated with current period transactions but included in earnings in accordance with U.S. generally accepted accounting principles ("GAAP"). • Non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. Management believes that these non-GAAP measures provide meaningful information to investors about UGI’s performance because they eliminate the impact of (1) gains and losses on commodity and certain foreign currency derivative instruments not associated with current-period transactions and (2) other significant discrete items that can affect the comparison of period-over-period results. • The following table reconciles net income attributable to UGI Corporation, the most directly comparable GAAP measure, to adjusted net income attributable to UGI Corporation, and reconciles diluted earnings per share, the most comparable GAAP measure, to adjusted diluted earnings per share, to reflect the adjustments referred to above: UGI Supplemental Footnotes UGI Corporation | Fiscal 2017 Third Quarter Results

UGI Adjusted Net Income and EPS

Three Months Ended June 30, 2017 (millions)	Total	AmeriGas Propane	UGI International	Midstream & Marketing	UGI Utilities	Corporate & Other
Adjusted net income attributable to UGI Corporation:						
Net (loss) income attributable to UGI Corporation	**$ (19.0)**	**$ (1.4)**	**$ (2.0)**	**$ 3.0**	**$ 10.7**	**$ (29.3)**
Net losses on commodity derivative instruments not associated with current period transactions (net of tax of ($12.6))(a)	19.8	-	-	-	-	19.8
Unrealized losses on foreign currency derivative instruments (net of tax of $(5.5))(a)	10.5	-	-	-	-	10.5
Loss on extinguishment of debt (net of tax of ($0.4)) (a)	0.7	0.7	-	-	-	-
Integration expenses associated with Finagaz (net of tax of $(2.4))(a)	4.6	-	4.6	-	-	-
Adjusted net income (loss) attributable to UGI Corporation	**$ 16.6**	**$ (0.7)**	**$ 2.6**	**$ 3.0**	**$ 10.7**	**$ 1.0**

	Total	AmeriGas Propane	UGI International	Midstream & Marketing	UGI Utilities	Corporate & Other
Adjusted diluted earnings per share:						
UGI Corporation (loss) earnings per share - diluted	**$ (0.11)**	**$ (0.01)**	**$ (0.01)**	**$ 0.02**	**$ 0.06**	**$ (0.17)**
Net losses on commodity derivative instruments not associated with current period transactions (b)	0.10	-	-	-	-	0.10
Unrealized losses on foreign currency derivative instruments	0.06	-	-	-	-	0.06
Loss on extinguishment of debt (b)	0.01	0.01	-	-	-	-
Integration expenses associated with Finagaz	0.03	-	0.03	-	-	-
Adjusted diluted earnings (loss) per share (c)	**$ 0.09**	**$ -**	**$ 0.02**	**$ 0.02**	**$ 0.06**	**$ (0.01)**

Three Months Ended June 30, 2016 (millions)	Total	AmeriGas Propane	UGI International	Midstream & Marketing	UGI Utilities	Corporate & Other
Adjusted net income attributable to UGI Corporation:						
Net income (loss) attributable to UGI Corporation	**$ 60.7**	**$ (4.5)**	**$ 19.2**	**$ 6.8**	**$ 12.6**	**$ 26.6**
Net gains on commodity derivative instruments not associated with current period transactions (net of tax of $18.0) (a)	(29.6)	-	-	-	-	(29.6)
Loss on extinguishments of debt (net of tax of ($3.9)) (a)	6.1	6.1	-	-	-	-
Integration expenses associated with Finagaz (net of tax of $(1.7)) (a)	2.8	-	2.8	-	-	-
Adjusted net income (loss) attributable to UGI Corporation	**$ 40.0**	**$ 1.6**	**$ 22.0**	**$ 6.8**	**$ 12.6**	**$ (3.0)**

	Total	AmeriGas Propane	UGI International	Midstream & Marketing	UGI Utilities	Corporate & Other
Adjusted diluted earnings per share:						
UGI Corporation earnings (loss) per share - diluted	**$ 0.34**	**$ (0.03)**	**$ 0.11**	**$ 0.04**	**$ 0.07**	**$ 0.15**
Net gains on commodity derivative instruments not associated with current period transactions (b)	(0.16)	-	-	-	-	(0.16)
Loss on extinguishment of debt	0.03	0.03	-	-	-	-
Integration expenses associated with Finagaz	0.02	-	0.02	-	-	-
Adjusted diluted earnings (loss) per share	**$ 0.23**	**$ -**	**$ 0.13**	**$ 0.04**	**$ 0.07**	**$ (0.01)**

(a) Income taxes associated with pre-tax adjustments determined using statutory business unit tax rates
(b) Includes effects of rounding
(c) Adjusted diluted earnings per share for three months ended June 30, 2017 is based upon fully diluted shares of 177.298 million

UGI Corporation | Fiscal 2017 Third Quarter Results

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Fiscal Third Quarter Adjusted Net Income

Three Months Ended June 30 (millions, except per share amounts)	2017	2016	2015	2014	2013
Adjusted net income attributable to UGI Corporation:					
Net (loss) income attributable to UGI Corporation	$ (19.0)	$ 60.7	$ 9.6	$ 20.6	$ 9.1
Net losses on commodity derivative instruments not associated with current period transactions (net of tax of $(12.6), $18.0, $2.3, $2.6, $(2.4), respectively)(a)	19.8	(29.6)	(4.9)	(3.5)	3.3
Unrealized losses on foreign currency derivative instruments (net of tax of $(5.5))(a)	10.5	-	-	-	-
Loss on extinguishment of debt (net of tax of $(0.4), $(3.9), $(5.7), respectively) (a)	0.7	6.1	4.6	-	-
Integration expenses associated with Finagaz (net of tax of $(2.4), $(1.7), $(2.0), respectively)(a)	4.6	2.8	3.1	-	
Adjusted net income attributable to UGI Corporation	**$ 16.6**	**$ 40.0**	**$ 12.4**	**$ 17.1**	**$ 12.4**

Three Months Ended June 30 (millions, except per share amounts)	2017	2016	2015	2014	2013
Adjusted diluted earnings per share:					
UGI Corporation (loss) earnings per share - diluted	$ (0.11)	$ 0.34	$ 0.05	$ 0.12	$ 0.05
Net losses (gains) on commodity derivative instruments not associated with current period transactions (b)	0.10	(0.16)	(0.03)	(0.02)	0.02
Unrealized losses on foreign currency derivative instruments	0.06	-	-	-	-
Loss on extinguishment of debt (b)	0.01	0.03	0.03	-	-
Integration expenses associated with Finagaz	0.03	0.02	0.02	-	-
Adjusted diluted earnings per share (c)	**$ 0.09**	**$ 0.23**	**$ 0.07**	**$ 0.10**	**$ 0.07**

(a) Income taxes associated with pre-tax amounts determined using statutory business unit tax rates
(b) Includes effects of rounding associated with per share amounts
(c) Adjusted diluted earning per share for three months ended June 30, 2017 is based upon fully diluted shares of 177.298 million

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24 2016 Adjusted Net Income Year Ended September 30, (Million of dollars, except per share amounts) 2016 NON-GAAP RECONCILIATION: Adjusted net income attributable to UGI Corporation: Net income attributable to UGI Corporation 364.7$ Net (gains) on commodity derivative instruments not associated with current-period transactions (net of tax of $13.5 (1) (2) (29.9) Integration and acquisition expenses associated with Finagaz (net of tax of $(10.6)) (2) 17.3 Loss on extinguishments of debt (net of tax of $(5.0)) (2) 7.9 Adjusted net income attributable to UGI Corporation 360.0$ Adjusted earnings per common share attributable to UGI stockholders: UGI Corporation earnings per share - diluted 2.08$ Net (gains) on commodity derivative instruments not associated with current-period transactions (1) (0.17) Int gration and acquisition expenses associated with Finagaz 0.10 Loss on extinguishments of debt 0.04 Adjusted diluted earnings per share 2.05$ (2) Income taxes associated with pre-tax adjustments determined using statutory business unit tax rate. (1) Includes the effects of rounding.

25 UGI France Unit Margins UGI Corporation | Fiscal 2017 Third Quarter Results Year Ended September 30, (thousands) 2012 2013 2014 2015 2016 2017 Q3YTD LPG revenues 1,083,666$ 1,244,753$ 1,169,610$ 942,511$ 1,160,013$ 937,814$ LPG cost of sales (650,305) (774,097) (727,029) (471,511) (418,358) (363,757) Adjustment for Commodity Mark-to-Market loss (gain) - - - 9,944 (14,071) 5,433 Total adjusted LPG margin (USD) 433,361$ 470,656$ 442,581$ 480,944$ 727,584$ 579,490$ Foreign Currency Exchange Rates (Euro/USD) 1.30 1.31 1.36 1.15 1.11 1.08 Total adjusted LPG margin (Euro) 332,758€ 358,630€ 326,279€ 418,212€ 657,678€ 536,565€ Total Retail Tons Sold 575 596 539 639 963 820 Average Adjusted Propane Margin per Ton 579 601 605 654 683 654 Gallons/ton 516 516 516 516 516 516 Total Retail Gallons Sold 296,704 307,771 278,320 329,947 497,028 423,120 Average Adjusted LPG Margin per Gallon 1.12€ 1.17€ 1.17€ 1.27€ 1.32€ 1.27€

26 • The enclosed supplemental information contains a reconciliation of earnings before interest expense, income taxes, depreciation and amortization ("EBITDA") and Adjusted EBITDA to Net Income. • EBITDA and Adjusted EBITDA are not measures of performance or financial condition under accounting principles generally accepted in the United States ("GAAP"). Management believes EBITDA and Adjusted EBITDA are meaningful non-GAAP financial measures used by investors to compare the Partnership's operating performance with that of other companies within the propane industry. The Partnership's definitions of EBITDA and Adjusted EBITDA may be different from those used by other companies. • EBITDA and Adjusted EBITDA should not be considered as alternatives to net income (loss) attributable to AmeriGas Partners, L.P. Management uses EBITDA to compare year-over-year profitability of the business without regard to capital structure as well as to compare the relative performance of the Partnership to that of other master limited partnerships without regard to their financing methods, capital structure, income taxes or historical cost basis. Management uses Adjusted EBITDA to exclude from AmeriGas Partners’ EBITDA gains and losses that competitors do not necessarily have to provide additional insight into the comparison of year-over-year profitability to that of other master limited partnerships. In view of the omission of interest, income taxes, depreciation and amortization, gains and losses on commodity derivative instruments not associated with current-period transactions, and other gains and losses that competitors do not necessarily have from Adjusted EBITDA, management also assesses the profitability of the business by comparing net income attributable to AmeriGas Partners, L.P. for the relevant periods. Management also uses Adjusted EBITDA to assess the Partnership's profitability because its parent, UGI Corporation, uses the Partnership's Adjusted EBITDA to assess the profitability of the Partnership, which is one of UGI Corporation’s business segments. UGI Corporation discloses the Partnership's Adjusted EBITDA as the profitability measure for its domestic propane segment. AmeriGas Supplemental Footnotes UGI Corporation | Fiscal 2017 Third Quarter Results

27 AmeriGas EBITDA and Adjusted EBITDA UGI Corporation | Fiscal 2017 Third Quarter Results EBITDA and Adjusted EBITDA: (numbers in millions) 2016 2017 Net loss attributable to AmeriGas Partners, L.P. (33.1)$ (46.8)$ Income tax expense 1.0 0.6 Interest expense 40.8 40.6 Depreciation 35.7 35.5 Amortization 10.7 10.7 EBITDA 55.1 40.6 (Subtract net gains) add net losses on commodity derivative instruments not associated with current-period transactions (27.8) 6.0 Loss on extinguishments of debt 37.1 4.4 MGP environmental accrual - 7.5 Noncontrolling interest in net gains (losses) on commodity derivative instruments not associated with current-period transactions and MGP environmental accrual 0.2 (0.1) Adjusted EBITDA 64.6$ 58.4$ Forecast Fiscal Year Ending (numbers in thousands) September 30, 2017 Adjusted EBITDA (estimate) $ 550,000 Interest expense (estimate) 160,000 Income tax expense (estimate) 2,000 Depreciation (estimate) 138,000 Amortization (estimate) 42,000 Three Months Ended June 30,

28 Investor Relations: Will Ruthrauff 610-456-6571 ruthrauffw@ugicorp.com